UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 29, 2018 (October 23, 2018)
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EZCORP, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	0-19424	74-2540145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2500 Bee Cave Road, Bldg One, Suite 200, Rollingwood, Texas 78746
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (512) 314-3400
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 - Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

(a)(b)
As disclosed below under Item 5.02, Thomas C. Roberts retired from his position as a member of the Company’s Board of Directors, effective October 23, 2018. Mr. Roberts was one of three members of the Company’s Audit Committee, and with his retirement, the Audit Committee has only two members.

On October 24, 2018, the Company provided formal notice to the Nasdaq Stock Market indicating that, as a result of Mr. Roberts’ retirement, the Company was not in compliance with Nasdaq’s audit committee composition requirement under Nasdaq Listing Rule 5605(c)(2)(A), which requires that an audit committee be comprised of at least three independent directors. The Company also indicated its desire to utilize the cure period provided by Nasdaq Listing Rule 5605(c)(4), which gives the Company at least 180 days to regain compliance with the audit committee composition requirements through the addition of one or more independent directors to the Audit Committee.
On October 25, 2018, the Company received a written response from Nasdaq confirming the Company’s noncompliance with Nasdaq Listing Rule 5605(c)(2)(A) and advising that, pursuant to Nasdaq Listing Rule 5605(c)(4), the Company is entitled to a cure period to regain compliance, such cure period to expire on the earlier of the Company’s next annual meeting of stockholders or October 23, 2019; provided, however, that if the Company’s next annual meeting of stockholders is held before April 22, 2019, the cure period will expire on April 22, 2019.
The Company expects to regain compliance with the audit committee composition requirements within the cure period through the identification and appointment to the Board of Directors and the Audit Committee of one or more qualified independent directors.
Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)
On October 23, 2018, Thomas C. Roberts, an independent director and a member of the Audit Committee and the Compensation Committee, informed the Company of his decision to retire from the Board of Directors, effective immediately. Mr. Roberts, age 76, served as a director from January 2005 to January 2014 and from July 2014 until his recent retirement. He was a member of the Audit Committee all of that time, except for a brief period from September 2013 to January 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EZCORP, Inc.
Date: October 29, 2018	By:	/s/ Thomas H. Welch, Jr.
Thomas H. Welch, Jr. Chief Legal Officer and Secretary